Exhibit 10.4

AMENDED AND RESTATED GUARANTY AGREEMENT

THIS AMENDED AND RESTATED GUARANTY AGREEMENT HEREBY AMENDS AND RESTATES THAT CERTAIN GUARANTY AGREEMENT EXECUTED BY GUARANTOR FOR THE BENEFIT OF BANK DATED AS OF SEPTEMBER 24, 2021, AS THE SAME MAY HAVE BEEN MODIFIED OR AMENDED FROM TIME TO TIME. NO NOVATION IS INTENDED HEREBY.

THIS AMENDED AND RESTATED GUARANTY AGREEMENT (this “Guaranty”) is made as of March 24, 2023, by RGC RESOURCES, INC., a Virginia corporation (“Guarantor”), to and for the benefit of PINNACLE BANK (“Bank”), and its successors and assigns.

WHEREAS, pursuant to that certain Amended and Restated Loan Agreement of even date herewith by and among ROANOKE GAS COMPANY, a Virginia corporation (the “Borrower”), Guarantor and Bank (as modified, amended or supplemented from time to time, the “Loan Agreement”), Bank has extended credit to Borrower (the “Loan”), as evidenced by the Note (as such term is defined in the Loan Agreement). The Note, the Loan Agreement, this Guaranty, any agreements executed in connection with any Swap Obligations (as such term is defined in the Loan Agreement) and any and all other documents, whether now or hereafter executed, evidencing, guaranteeing or securing the Loan or given by Borrower in connection with the Obligations (as hereinafter defined), as modified, amended or supplemented from time to time, are referred to collectively as the “Financing Documents”. As a condition to making the Loan, Bank has required that Guarantor execute and deliver this Guaranty.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor agrees as follows:

Section 1.         Interpretation; Definitions. Unless the context indicates otherwise, words used in this Guaranty in the singular number shall be deemed to include words in the plural number, and vice versa, and words in one gender shall be deemed to include words in the other genders. The section headings are for convenience only and neither limit nor amplify the provisions of this Guaranty. As used herein, the term “Obligations” shall mean, collectively, each and all of the duties, obligations, debts and liabilities of every kind and description owing by Borrower to Bank, whether now existing or hereafter incurred, whether matured or unmatured, direct or indirect, secured or unsecured, original, extended or renewed, absolute or contingent, whether originally contracted with or acquired by Bank, whether contracted alone or jointly and/or severally with others, whether or not evidenced by negotiable instruments or other writings and any renewals, extensions, or substitutions thereto, including open lines of credit and obligations with respect to letters of credit or any draft presented in connection therewith, and specifically including the duty of Borrower (i) to pay all sums when due under the Note, and any renewals, extensions, modifications or substitutions thereto, (ii) to pay all other sums due under the Financing Documents, including any advances made by Bank, and (iii) to perform and comply with all of the other obligations, terms and conditions contained in the Financing Documents; provided, however, that if and only if Guarantor is not an “eligible contract participant” (as defined in the Commodity Exchange Act and any applicable rules, as amended), then to the extent applicable law prohibits Guarantor from entering into an agreement to guaranty any obligations in respect of a “swap” (as defined in the Commodity Exchange Act and any applicable rules, as amended, and referred to herein as a “Swap”), the term “Obligations” shall not include obligations of Borrower to Bank under any Swap. The term “Obligors” shall mean any one or more of Borrower, Guarantor, and any co-maker, endorser with recourse, guarantor, surety or other party obligated to pay any sum pursuant to the provisions of, or to perform any act in order to comply with the provisions of, the Financing Documents.

Section 2.         Guaranty. Guarantor hereby jointly, severally and unconditionally guarantees to Bank (i) the full and prompt payment when due (whether at maturity, by acceleration or otherwise) of all the Obligations; and (ii) the full and prompt performance by Borrower of its other Obligations to Bank. This is a guaranty of payment and performance and not merely of collection. If an Event of Default (as defined in the Financing Documents) shall occur in the payment of the principal of or interest on the Note, or if an Event of Default shall occur in the performance of any of the other Obligations, and any applicable grace, notice and cure periods have expired, Guarantor, upon demand of Bank, shall promptly pay to Bank any amount due to Bank or perform the obligation which is in default, and Bank shall not be required to proceed against Borrower or any collateral for the Loan before enforcing this Guaranty against Guarantor. Guarantor further agrees to pay all costs, including court costs and reasonable attorneys’ fees, paid or incurred by Bank in collecting any amount due to Bank or in performing any defaulted Obligation. Each failure on the part of an Obligor to make a payment or perform any other Obligation shall give rise to a separate cause of action hereunder.

Section 3.         Guaranty Unconditional. The obligations of Guarantor hereunder shall be absolute, continuing and unconditional and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

(i)       any extension, renewal, compromise, settlement, substitution, exchange, waiver or release of any of the obligations of any other Obligor under any of the Financing Documents;

(ii)      any amendment, modification or supplement to the Note, this Guaranty or any other Loan Document;

(iii)     any failure to perfect a lien, if any, granted by any of the Financing Documents with respect to any collateral for the Loan, the release in whole or in part of any such lien or the release, substitution or exchange of any collateral for the Loan;

(iv)     any change in the structure, existence or ownership of Borrower, or the filing or entry of a final order in any insolvency, bankruptcy, reorganization or other similar proceeding affecting Borrower or its assets or releasing any Obligor from any of its obligations under any of the Financing Documents;

(v)      the existence of any claim, set-off or other right which Guarantor may have at any time against Borrower, Bank or any other Obligor, whether arising from the execution of any of the Financing Documents or otherwise, provided that nothing contained herein shall prevent the assertion of such a claim in a separate suit;

(vi)     the unenforceability, for any reason, of any of the obligations of any other Obligor under any of the Financing Documents;

(vii)    the failure of Bank (A) to file or enforce a claim against any other Obligor (or its estate in a bankruptcy or other proceeding), (B) to give notice of the creation or incurrence by any other Obligor of any new or additional indebtedness or obligation under the Financing Documents, (C) to commence any action against any Obligor, or (D) to proceed with due diligence to collect any amount due to it under any of the Financing Documents or to realize upon any collateral for the Loan; or

(viii)   any other act, failure to act or delay of any kind by Borrower, any other Obligor or Bank which might, but for the provisions of this Section 3, constitute a legal or equitable discharge of Guarantor’s obligations hereunder.

Section 4.         Joint and Several Obligations. The obligations of Guarantor hereunder are joint and several and independent of the obligations of Borrower and/or any other Obligor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower and/or any other Obligor, or whether Borrower and/or any other Obligor is joined in any such action or actions.

Section 5.         Discharge; Reinstatement in Certain Circumstances. This Guaranty shall remain in full force and effect until the principal and interest of the Note and all of the other Obligations shall have been paid or performed in full. If at any time any payment or performance by Borrower under any of the Financing Documents is rescinded or is required to be restored or returned because of insolvency, bankruptcy, reorganization or otherwise, Guarantor’s obligations hereunder with respect to such payment or performance shall be reinstated as though such payment had been due or performance required, but not paid or performed, at the time of such rescission or requirement. Guarantor agrees that payment or performance of any of the Obligations or other acts which toll any statute of limitations applicable to the obligations shall also toll the statute of limitations applicable to Guarantor’s liability hereunder.

Section 6.         Waiver of Subrogation. Guarantor hereby waives and agrees not to assert any rights it may have now or in the future to be subrogated to any of Bank’s rights and remedies under the Note or the other Financing Documents or any right to indemnification, contribution or reimbursement that it may have against Borrower until all the Obligations have been paid in full and no petition in bankruptcy has been filed by or against Borrower.

Section 7.         Stay of Acceleration. If acceleration of the time for payment of any amount payable by Borrower pursuant to the Financing Documents is stayed upon insolvency or bankruptcy, such amount and all other amounts subject to acceleration under the terms of the Financing Documents shall, nevertheless, be payable by Guarantor on demand by Bank.

Section 8.         Rights of Bank Not Impaired. No act or omission of any kind or at any time upon the part of Bank in respect of any matter whatsoever shall in any way affect or impair the rights of Bank to enforce any right, power or benefit of Bank under this Guaranty, and no set-off, claim, diminution of any Obligation or defense of any kind or nature which Guarantor has or may have against Bank shall be available against Bank in any suit or action brought by Bank to enforce any of its rights under this Guaranty. Nothing in this Guaranty shall be construed as a waiver by Guarantor of any rights or claims it may have against Bank under this Guaranty or otherwise, but any recovery upon such rights and claims shall be had from Bank separately, it being the intent of this Guaranty that Guarantor shall be unconditionally and absolutely obligated to perform fully all of its obligations hereunder for the benefit of Bank.

Section 9.         Payments to Guarantor Following Obligor Dissolution. Upon any dissolution, winding-up, liquidation or reorganization of any Obligor, any payment or distribution of assets of any kind or character, whether in cash, property or securities, to which Guarantor would be entitled shall be paid or delivered directly to Bank to be applied to the payment of the Obligations before any payment or distribution is made to Guarantor. If, notwithstanding the foregoing, Guarantor shall receive any payment or distribution of assets of an Obligor to which it is not entitled under the provisions of this Section 9, Guarantor will hold such payment in trust for the benefit of Bank and will forthwith turn such payment over to Bank to be applied to the payment of the Obligations.

Section 10.         Representations of Guarantor. Guarantor hereby represents and warrants the following to Bank:

(i)         It has full power and authority to execute and deliver this Guaranty and to perform its obligations hereunder.

(ii)         Neither the execution and delivery of this Guaranty nor the performance of its obligations hereunder will violate any agreement to which it is a party or by which it is bound or any laws or other orders or decrees of governmental authorities and courts having jurisdiction over Guarantor.

(iii)          To the best of Guarantor’s knowledge, no material adverse change has occurred in its financial condition from that indicated in the financial statements, applications and other information it has heretofore furnished to Bank.

(iv)         It has duly executed and delivered this Guaranty, and this Guaranty constitutes its valid and binding obligation.

(v)          There are no pending or, to the best of its knowledge, threatened actions, suits, proceedings or investigations of a legal, equitable, regulatory, administrative or legislative nature, the resolution of which could have a material adverse effect on its business, assets or condition (financial or otherwise) or its ability to perform its obligations under this Guaranty.

Section 11.         Financial Statements; Banking Relationship. During the term of the Loan, Guarantor shall deliver to Bank the financial and other information required to be furnished pursuant to the terms of the Loan Agreement, and shall also furnish to Bank such other financial information as Bank may from time to time reasonably request.

Section 12.         Subsequent or Previous Guaranty. A subsequent guaranty by Guarantor shall not be deemed to be in lieu of or to supersede or terminate this Guaranty but shall be construed as an additional or supplementary guaranty unless otherwise expressly provided therein; and in the event that Guarantor has given Bank a previous guaranty or guaranties, this Guaranty shall be construed to be an additional or supplemental guaranty, and not in lieu thereof or terminate such previous guaranty or guaranties unless expressly so provided herein or therein.

Section 13.         Venue. Guarantor agrees that any suit, action or proceeding arising out of or relating to this Guaranty may be instituted in any State or Federal court located in the Commonwealth of Virginia (assuming such court has proper jurisdiction), and Guarantor hereby waives any objection which it may have to such venue and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. Nothing herein shall affect the right of Bank to proceed against Guarantor in any other jurisdiction.

Section 14.         Successors and Assigns. This Guaranty shall inure to the benefit of and be binding on the parties hereto and their respective heirs, legal and personal representatives, successors and assigns.

Section 15.         Severability. If any provision of this Guaranty or the application thereof in any circumstance is held to be unenforceable, the remainder of this Guaranty shall not be affected thereby and shall remain enforceable and in full force and effect.

Section 16.         Applicable Law. This Guaranty shall be governed by the laws of the Commonwealth of Virginia.

Section 17.         Notices, Demands and Requests. All notices, demands, requests and other communications required or permitted hereunder shall be in writing and shall be given in accordance with the term of the Loan Agreement.

Section 18.         Waiver. Guarantor hereby waives, to the extent permitted by law, (i) the benefits of Sections 49-25 and 49-26 of the Code of Virginia (1950), as amended, and any amendments thereto or any similar statutes or rules of law, (ii) the benefit of any homestead or similar exemption, state or federal, with respect to their obligations hereunder, (iii) notice of any of the matters referred to in Section 3 of this Guaranty, (iv) presentment, demand, protest and notice of dishonor, and (v) except for notices as provided for in any of the Financing Documents, any demand (except as expressly specified herein), proof or notice of nonpayment, or failure to comply with, any of the Obligations.

Section 19.         Amendments. This Guaranty may only be amended, modified, supplemented or terminated in writing, signed by all of the parties hereto.

Section 20.         Entire Agreement. This Guaranty expresses the entire understanding and all agreements between the parties.

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AMENDED AND RESTATED GUARANTY AGREEMENT

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IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty Agreement under seal as of the day and year first written above.

GUARANTOR:

RGC RESOURCES, INC., a Virginia corporation

By:      /s/ Paul W. Nester                               (SEAL)

Paul W. Nester,

President and CEO

and

By:       /s/ Jason A. Field                                (SEAL)

Jason A. Field,

Vice President, CFO and Treasurer